UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018

Jerrick Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number,

including area code)

202 S. Dean St. Englewood, NJ 07631

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Registration Rights Agreement

Within five days of October 24, 2018, Jerrick Media Holdings, Inc. (the “Company”) will have consummated the second closing (the “Second Closing”) of a private placement offering of units of its securities (the “Units”) of up to $5,000,000 (the “Offering”). In connection with the Second Closing, the Company entered into definitive securities purchase agreements (the “Purchase Agreements) with an additional 8 accredited investors (the “Purchasers”) for aggregate gross proceeds of $161,000.   Pursuant to the Purchase Agreements, the Purchasers purchased an aggregate of 644,000 shares of common stock at $0.25 per share and received warrants to purchase 644,000 shares of common stock at an exercise price of $0.30 per share (the “Purchaser Warrants”, collectively, the “Securities”).

The Purchase Agreements contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. The Purchaser Warrants are exercisable for a term of five years from the Initial Exercise Date (as defined in the Purchaser Warrants).

As previously disclosed, all purchasers in the Offering may participate in a subsequent offering of the Company’s securities in an aggregate amount of up to 50% of the subsequent offering on the twenty-four (24) month anniversary of the close of the Third Closing (as defined in the Purchase Agreement) of the Offering.

Further, pursuant to the Purchase Agreements, the Company expects to have an additional closing within the next 180 days. Through the first two closings, the Company has already received $1,652,060 and received commitments for an additional $1,814,230 in capital. Total capital commitments of the Offering amount to $3,466,290.

In connection with the Second Closing, the Company will issue 4,622,914 shares of common stock and 4,622,914 Purchaser Warrants to the purchasers from the Initial Closing of the Offering as previously reported on August 31, 2018.

It was previously reported by the Company that in connection with the Offering, the Company will issue Chardan Capital Markets, LLC (the “Placement Agent”) 2,000,000 shares of Common Stock for services rendered as the Company’s placement agent in the Offering. The Company will issue an additional 2,000,000 of Common Stock to Chardan for services rendered as the Company’s placement agent in the Offering shares bringing the total aggregate amount of shares of Common Stock issued to Chardan to 4,000,000. In addition, the Company also engaged Sutter Securities Inc. (“Sutter”) and the Company will pay $32,130 to Sutter and issue Sutter 183,600 Purchaser Warrants in connection with services rendered during the Offering.

Registration Rights Agreement

In connection with the Purchase Agreement, on the Effective Date, the Company entered into the Registration Rights Agreement with the Purchasers. Pursuant to the Registrations Rights Agreement, the Company is obligated to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-1 (the “Registration Statement”) covering the resale of all the Securities. The Company must cause the Registration Statement to be declared effective by the SEC by 120 days from date of first closing, 2018 (or in the event of a full review by the SEC, by 180 days from date of first closing, 2018). The Registration Rights Agreement contains customary representations, warranties, agreements and indemnification rights and obligations of the parties.

Letter Agreements for the Conversion of Debt and Preferred Stock

In connection with the Second Closing of the Offering, the Company entered into those certain letter agreements (the “Debt Conversion Agreements”) with certain holders of its debt securities (the “Debt Holders”), for the conversion of an aggregate amount of $1,603,710 of the Company’s debt obligations into 8,018,560 shares of Common Stock at a conversion price equal to $0.20 per share. Additionally, as inducement to enter into the Debt Conversion Agreement, the Debt Holders were issued warrants to purchase 4,009,282 shares of Common Stock at an exercise price equal to $0.30 per share, expiring five years from the date of issuance (the “Incentive Debt Warrants”).

Concurrently with its entrance in the Debt Conversion Agreements, the Company entered into those letter agreements (the “Preferred Stock Conversion Agreements”) with certain holders (the “Preferred Holders”) of its Series A Cumulative Convertible Preferred Stock (the “Preferred Stock”) whereby the Preferred Holders converted 1,278 shares of the Preferred Stock into an aggregate of 941,957 shares of Common Stock at a conversion price equal to $0.19683 per share.  As in an inducement to enter into the Preferred Stock Conversion Agreements, the Preferred Holders were issued warrants to purchase 470,979 shares of Common Stock at an exercise price equal to $0.30 per share, expiring five years from the date of issuance (the “Incentive Preferred Warrants”, and together with the Incentive Debt Warrants, the “Incentive Warrants”).

As previously disclosed, the Company entered into Debt Conversion Agreements with certain Debt Holders for the conversion of an aggregate amount of $7,745,028 of the Company’s debt obligations into 38,725,151 shares of Common Stock at a conversion price equal to $0.20 per share and also entered into Preferred Stock Conversion Agreements with certain Preferred Holders whereby the Preferred Holders converted 38,512 shares of the Preferred Stock into an aggregate of 25,924,625 shares of Common Stock at conversion prices equal to $0.19683 per share and $0.164 per share.

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The foregoing descriptions of the Purchase Agreements, Purchaser Warrants, Registration Rights Agreement, Debt Conversion Agreements, Preferred Stock Conversion Agreements, Incentive Warrants and Lock-up Agreements do not purport to be complete and are subject to, and qualified in their entirety by such documents, copies of the forms of which are attached hereto as exhibits 4.1, 4.2, 10.1 10.2, 10.3,10.4,10.5, 10.6 and 10.7, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the securities whose information is set forth in Item 1.01 and this Item 3.02 of this Current Report on Form 8-K were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. All of the securities were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2).

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Exhibit

4.1	Form of Purchaser Warrant (incorporated herein by reference to Exhibit 4.1 to the Jerrick Media Holdings, Inc. Current Report on Form 8-K filed with the SEC on August 31, 2018)

4.2	Form of Incentive Warrant (incorporated herein by reference to Exhibit 4.2 to the Jerrick Media Holdings, Inc. Current Report on Form 8-K filed with the SEC on August 31, 2018)

10.1	Form of Securities Purchase Agreement (incorporated herein by reference to Exhibit 10.1 to the Jerrick Media Holdings, Inc. Current Report on Form 8-K filed with the SEC on August 31, 2018)

10.2	Form Registration Rights Agreement (incorporated herein by reference to Exhibit 10.2 to the Jerrick Media Holdings, Inc. Current Report on Form 8-K filed with the SEC on August 31, 2018)

10.3	Form of Lock-Up Agreement (incorporated herein by reference to Exhibit 10.3 to the Jerrick Media Holdings, Inc. Current Report on Form 8-K filed with the SEC on August 31, 2018)

10.4	Form of Series A Preferred Stock Conversion Letter Agreement (incorporated herein by reference to Exhibit 10.4 to the Jerrick Media Holdings, Inc. Current Report on Form 8-K filed with the SEC on August 31, 2018)

10.5	Form of Series B Preferred Stock Conversion Letter Agreement (incorporated herein by reference to Exhibit 10.5 to the Jerrick Media Holdings, Inc. Current Report on Form 8-K filed with the SEC on August 31, 2018)

10.6	Form of Convertible Note Conversion Letter Agreement (incorporated herein by reference to Exhibit 10.6 to the Jerrick Media Holdings, Inc. Current Report on Form 8-K filed with the SEC on August 31, 2018)

10.7	Form of Promissory Note Conversion Letter Agreement (incorporated herein by reference to Exhibit 10.7 to the Jerrick Media Holdings, Inc. Current Report on Form 8-K filed with the SEC on August 31, 2018)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERRICK MEDIA HOLDINGS, INC.

Dated: October 24, 2018	By:	/s/ Jeremy Frommer
Jeremy Frommer Chief Executive Officer

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